Exhibit 99.2 Q1 2019 Investor Presentation

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may”, “will” and other similar words. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, earnings expectations, anticipated 2019 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission. 2

CONTENT • COMPANY OVERVIEW • FINANCIAL & OPERATIONS REVIEW • APPENDIX 3

COMPANY OVERVIEW 4

OVERVIEW – FRANCHISED GEOGRAPHIC Headquartered in Charlotte, NC 92 Stores, 23 Brands, 15 Collision Repair Centers Platforms in Major Metro Markets 5

OVERVIEW – ECHOPARK GEOGRAPHIC

Texas – 4 Locations
Denver – 3 Locations
NC – 1 Location

- Charlotte Location Opened in October 2018
- Velocity of Sales Increasing Faster Compared to Other New Openings



Woodford Green
Charlotte Douglas International Airport
Charlotte
Wildwoode
Mint Hill
Matthews
Pineville
Stallings
Indian Trail
Lake Park

- Thornton & Centennial Opened in 2015
- CO Springs Opened Q2 2017



Brighton
Henderson
Thornton
Westminster
Rocky Mountain Arsenal National
Commerce City
Arvada
Golden
Denver
Aurora
Lakewood
Morrison
Englewood
Littleton
Centennial
Foxfield

Dallas/Grand Prairie Location – Relocated driversselect Operation (purchased in Q3 2017)



Irving
Dallas
Mesquite
Arlington
Grand Prairie
Balch Springs
Duncanville
Cedar Hill
DeSoto
Lancaster



Aldine
Houston
Bellaire
Pasadena
South Houston

Houston Location Opened in December 2018



Bulverde
Timberwood Park
Grey Forest
Helotes
Hollywood Park
Live Oak
Universal City
Converse
Castle Hills
Alamo Heights
San Antonio
China Grove
St Hedwig
Adkins
New Berlin
McQueen

- West San Antonio Location Opened in Q4 2017
- New Braunfels Location Opened in Q1 2018

6

Sonic Automotive EchoPark Automotive CarCash

OVERVIEW - GEOGRAPHIC NV MD 2% 3% SC 2% OH VA 3% 3% NC CA 3% GA 3% 28% CO Concentration 8% in Major Metro Markets AL 5% FL 6% TN TX 7% 27% 7 Note: Percentages are percent of total revenue for FY 2018.

OVERVIEW – BRAND & REVENUE COMPOSITION Other Lux 7% Revenue streams VW Land Rover and brand mix offer 2% 4% BMW attractive diversification across Other Non-Lux 20% 3% the automotive retail space. Cadillac 2% GM 5% F&I Fixed 4% Audi Ops 7% Honda 14% 17% New 50% Ford Pre- 6% Owned 32% Lexus 6% Toyota Mercedes 10% 11% Note: Percentages are for FY 2018. 8

Q1 2019 FINANCIAL REVIEW FRANCHISED SEGMENT 9

FRANCHISED SEGMENT Q1 2019 RESULTS B/(W) than Q1 2018 (In millions) Q1 2019 $ % Revenue $2,140 ($130) (5.7%) Gross Profit $333 ($7) (2.1%) SG&A $227 $54 19.1% SG&A as % of Gross Profit 68.1% 1,440 bps Depreciation $20 $2 8.4% Impairment $0 $4 99.3% Operating Profit $86 $52 152.6% Interest & Other $25 ($2) (7.1%) Pre-tax $61 $50 464.7% Pre-tax Items of Interest (In millions) Q1 2019 Q1 2018 Location Gain (Loss) on Franchise Disposals$ 46.7 $ 1.2 SG&A Executive Transition Costs$ (6.3) $ - SG&A (1) Impairment Charges$ - $ (3.5) Impairment Lease Exit Charges$ - $ (4.8) SG&A Legal Related Matters$ - $ (1.5) SG&A (1) $6.0 million of Q1 2019 amount is not deductible for tax purposes. 10

NEW VEHICLE SAAR - RETAIL 15.0 14.5 YTD 2019 – 12.7M 14.3 YTD 2018 – 13.3M 14.2 14.0 13.8 13.5 13.4 13.0 13.0 12.5 12.0 11.5 11.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 11

NEW VEHICLE SAME STORE - FRANCHISED Q1 2019 Q1 2018 B/(W) New Unit Volume 24,695 26,910 (8.2%) Selling Price$ 42,425 $ 40,792 4.0% Gross Margin % 5.1% 5.0% 10 bps GPU$ 2,145 $ 2,021 $ 124 Gross Profit (millions)$ 53.0 $ 54.4 (2.6%) Retail SAAR (millions) 12.7 13.3 (4.5%) New Unit Volume Jan Feb Mar Total 2019 7,511 7,579 9,605 24,695 2018 8,157 8,265 10,488 26,910 B/(W) (646) (686) (883) (2,215) % B/(W) (7.9%) (8.3%) (8.4%) (8.2%) 12

NEW VEHICLE – UNIT, GROSS PROFIT & GPU TREND Continuing Operations - Franchised Units (In millions) Gross Profit $ 35,000 $59 $58 $58 30,605 30,495 29,500 30,000 $58 25,197 $57 25,000 $57 $56 20,000 $55 15,000 $54 $54 10,000 $53 5,000 $52 - $51 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2016 Q1 2017 Q1 2018 Q1 2019 GPU $2,200 $2,135 Highest GPU Unit and Gross $2,100 in Last 16 Profit Trends $2,000 $1,909 $1,911 $1,925 Quarters – Up are Affected by $1,900 10.9% Over Franchise $1,800 $1,700 Q1 2018 Disposals Q1 2016 Q1 2017 Q1 2018 Q1 2019 13

DAYS’ SUPPLY 80 75 70 71 66 62 60 59 50 47 40 37 35 36 35 35 33 32 30 34 26 30 30 29 28 27 20 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 New Used - Fran Used - EP Parts 14

USED VEHICLE RETAIL Franchised – Same Store Q1 2019 Q1 2018 B/(W) Used Retail Unit Volume 26,987 26,397 2.2% GPU$ 1,254 $ 1,216 $ 37 Used to New Ratio 109% 98% 1,100 bps Units/Store/Month (91 stores) 99 97 2 Total Front-End and F&I Gross Profit (In millions) Jan Feb Mar Total 2019$ 23.3 $ 22.2 $ 28.9 $ 74.3 2018 21.5 21.4 27.2 70.1 B/(W)$ 1.7 $ 0.8 $ 1.6 $ 4.1 15

F&I – GROSS PROFIT & GPU Franchised – Same Store GPU (In millions) Gross Profit $ $1,525 $78 $77 $1,499 $77 $76 $1,500 $76 $1,475 $75 $74 $1,450 $1,443 $73 $72 $1,425 $71 $1,400 $70 Q1 2019 Q1 2018 Q1 2019 Q1 2018 16

FIXED OPERATIONS Franchised – Same Store B/(W) than Q1 2018 (In millions) Q1 2019 $ % Customer Pay$ 73 $ 4 5.3% Warranty 38 2 4.8% Wholesale Parts 7 (0) (2.3%) Internal, Sublet and Other 42 (1) (2.1%) Total Gross Profit$ 160 $ 4 2.8% Total Gross Profit Up 4.4% Adjusted for Selling Days 17

Q1 2019 FINANCIAL REVIEW ECHOPARK SEGMENT 18

First ECHOPARK SEGMENT Q1 2019 Quarter of RESULTS Profitability B/(W) than Q1 2018 (In millions, except unit and per unit data) Q1 2019 $ % Revenue $249.6 $118.1 89.8% Gross Profit $25.7 $13.6 112.5% SG&A $20.1 $4.1 17.0% SG&A as % of Gross Profit 78.2% 12,210 bps Depreciation Expense $2.4 ($0.8) (45.2%) Impairment $1.9 ($1.8) (2237.5%) Operating Profit $1.3 $15.1 109.2% Interest & Other $1.1 ($0.3) (34.3%) Pre-tax $0.2 $14.9 101.2% Retail Units 11,051 5,533 100.3% Total Front-End and F&I Gross Profit per Unit Retailed $2,351 464 24.6% Pre-tax Items of Interest (In millions) Q1 2019 Q1 2018 Location Long-Term Compensation Charges$ - $ (9.2) SG&A Impairment Charges$ (1.9) $ - Impairment 19

ECHOPARK RETAIL UNIT SALES GROWTH Revenue Units $300,000,000  12,000 11,051  10,055  $250,000,000  10,000 8,762  $200,000,000 7,459  7,698   8,000 $150,000,000 5,518   6,000 4,496  $100,000,000  4,000 2,400  2,049  $50,000,000 1,585  1,685  1,673   2,000 920  941  1,136  660  881  764  212  $0  ‐ Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Mar 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 (fcst) 9.9% Better than Internal Forecast 20

ECHOPARK CASH FLOW – CORPORATE & STORE LEVEL EchoPark Corporate Adjusted EBITDA $0 • Corporate Cost Structure ($1,000) is Maturing and ($1,147) ($2,000) Becoming More Efficient • Expect Leveraging of ($3,000) ($2,612) ($2,966) Corporate Investment to ($4,000) ($3,608) ($3,689) ($4,136) Continue Improving ($4,309) ($4,184) ($5,000) • May Fluctuate in Periods (In thousands) ($6,000) ($5,742) of Expansion ($7,000) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 EchoPark Store Level Adjusted EBITDA $7,000 • Stores Continue Maturing $6,104 $6,000 • Estimate Current Stores are on Average 50% Mature $5,000 • Expect Current Upward Trend $4,000 to Continue $3,000 $2,725 • Sequential Increase of $2,023 270.6% from Q4 2018 $2,000 $1,805 $1,647 • Q4 2018 Negatively Affected $1,000 $270 $405 $255 by Relocation of Dallas Store $92 $0 (In thousands) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 21 Note: See Non-GAAP Section for Reconciliation of Adjusted EBITDA to Net Income

ECHOPARK CASH FLOW - CONSOLIDATED $6,000 $4,957 $4,000 Total EchoPark Adjusted EBITDA $2,000 $0 ($807) ($2,000) ($2,161) ($2,042) ($2,561) ($3,017) ($4,000) ($3,353) ($3,866) ($4,216) (In thousands) ($6,000) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 • Current Inventory Acquisition and Pricing Strategy Began in Q2 2018 • New Store Openings and Relocation of Dallas Store in Q4 2018 Compressed Cash Flow • Current Levels of Cash Flow Available to Fund Future Expansion Note: See Non-GAAP Section for Reconciliation of Adjusted EBITDA to Net Income 22

ECHOPARK MODEL ESTIMATES Medium Large Average Selling Price$ 20,500 $ 20,500 Medium Stores: Annual Revenues$ 184,500,000 $ 369,000,000 Denver - Centennial Average Monthly Unit Volume - 100% Mature 750 1,500 Denver - Colorado Springs Total Front-End and F&I GPU$ 2,150 $ 2,150 San Antonio - New Braunfels San Antonio - West Average Monthly Profitability - 100% Mature$ 600,000 $ 1,200,000 Charlotte Average Compensation Per Employee (with Fringe)$ 78,000 $ 78,000 Large Stores: Dallas Staff (Headcount) 105 170 Denver - Thornton Average Retail Unit Sales Per Head 7.1 8.8 Houston Target Inventory Days' Supply 30 Days 30 Days Other Targeted Markets: Atlanta Working Capital Investment - 100% Mature$ 14,000,000 $ 30,000,000 Los Angeles Fixed Investment - 100% Mature$ 16,000,000 $ 20,000,000 Phoenix Total Capital Investment$ 30,000,000 $ 50,000,000 Orlando Pre-tax ROI - 100% Mature 24% 29% 23

Q1 2019 FINANCIAL REVIEW CONSOLIDATED 24

CONSOLIDATED Q1 2019 RESULTS B/(W) than Q1 2018 (In millions, except per share data) Q1 2019 $ % Revenue $2,389 ($12) (0.5%) Gross Profit $359 $7 1.8% SG&A $247 $58 19.0% SG&A as % of Gross Profit 68.8% 1,770 bps Depreciation $23 $1 4.6% Impairment $2 $2 46.4% Operating Profit $87 $67 332.5% Interest & Other $26 ($2) (8.0%) Continuing Ops: Profit (after tax) $42 $44 2202.9% Diluted EPS $0.99 $1.04 2080.0% Pre-tax Items of Interest (In millions) Q1 2019 Q1 2018 Location Gain (Loss) on Franchise Disposals$ 46.7 $ 1.2 SG&A Executive Transition Costs$ (6.3) $ - SG&A (1) Long-Term Compensation Charges$ - $ (9.2) SG&A (2) Impairment Charges$ (1.9) $ (3.6) Impairment (3) Lease Exit Charges$ - $ (4.8) SG&A Legal Related Matters$ - $ (1.5) SG&A (1) $6.0 million of Q1 2019 amount is not deductible for tax purposes. (2) $9.2 million Q1 2018 amount relates to EchoPark. 25 (3) $1.9 million Q1 2019 amount relates to EchoPark.

Q1 2019 CONSOLIDATED REVENUE & GROSS PROFIT B/(W) than Q1 2018 (In millions, except unit and per unit data) Q1 2019 $ % New Vehicle Revenue $1,066 ($115) (9.7%) Used Retail Vehicle Revenue $820 $111 15.7% Fixed Operations Revenue $341 ($10) (2.9%) F&I Revenue $106 $13 13.4% Total Revenue $2,389 ($12) (0.5%) New Vehicle Gross Profit $54 ($3) (5.3%) - Units 25,197 (4,303) (14.6%) - GPU $2,135 $210 10.9% Used Retail Vehicle Gross Profit $37 $0 0.6% - Units 38,463 4,724 14.0% - GPU $962 ($128) (11.7%) F&I Gross Profit $106 $13 13.4% - GPU $1,676 $186 12.5% Fixed Operations Gross Profit $163 ($6) (3.8%) Total Gross Profit $359 $7 1.8% All‐Time Quarterly  Record 26

Q1 2019 CONSOLIDATED REVENUE & GROSS PROFIT – SAME STORE B/(W) than Q1 2018 (In millions, except unit and per unit data) Q1 2019 $ % New Vehicle Revenue $1,048 ($50) (4.6%) Used Retail Vehicle Revenue $765 $99 14.8% Fixed Operations Revenue $335 $8 2.3% F&I Revenue $97 $12 14.0% Total Revenue $2,298 $61 2.7% New Vehicle Gross Profit $53 ($1) (2.6%) - Units 24,695 (2,215) (8.2%) - GPU $2,145 $124 6.1% Used Retail Vehicle Gross Profit $34 $1 2.8% - Units 35,609 4,246 13.5% - GPU $947 ($99) (9.4%) F&I Gross Profit $97 $12 14.0% - GPU $1,618 $149 10.1% Fixed Operations Gross Profit $160 $3 2.0% Total Gross Profit $343 $17 5.3% 27

Q1 2019 CONSOLIDATED SG&A TO GROSS PROFIT 86.5% 68.8% 23.3% 9.1% 4.2% 6.2% 51.3% 52.5% 4.2% 4.5% Q1 2019 Q1 2018 Advertising Comp Rent Other Note: See previous slides for items of interest affecting comparability. 28

Q1 2019 CONSOLIDATED INTEREST EXPENSE B/(W) than Q1 2018 (In millions) Q1 2019 $ % Floor Plan Interest Expense $13 ($3) (23.9%) Interest Expense, Other $13 $1 4.5% Total Interest Expense $26 ($2) (8.1%) Floor Plan Higher Due to Rate Increases • New Up 65 bps • Used Up 37 bps Fed Funds Rate Increases • March 21, 2018 – 0.25% • June 13, 2018 – 0.25% • September 26, 2018 – 0.25% • December 20, 2018 – 0.25% • Current Fed Sentiment is Holding Current 29

Q1 2019 CONSOLIDATED DEPRECIATION EXPENSE B/(W) than Q1 2018 (In millions) Q1 2019 $ % Depreciation Expense - Franchised $20 $2 8.4% Depreciation Expense - EchoPark $2 ($1) (45.2%) Total $23 $1 4.6% 30

2019 CAP EX YTD Estimated (In millions) FY 2018 Q1 2019 2019 Real Estate & Facility Related$ 147.6 $ 25.7 $ 88.4 All Other Cap Ex 16.0 4.9 20.0 Subtotal$ 163.6 $ 30.6 $ 108.4 Less: Mortgages (21.1) - - Net Cash Used - Cap Ex$ 142.5 $ 30.6 $ 108.4 31

DEBT COVENANTS Covenant Q4 2018 Q1 2019 Liquidity Ratio >= 1.05 1.10 1.16 Fixed Charge Coverage Ratio >= 1.20 1.43 1.43 Total Lease Adjusted Leverage Ratio <= 5.75 5.25 4.90 Compliant with all Covenants 32

SHARE REPURCHASES (In thousands, except per share data) Shares $/Share $ Availability As of December 31, 2018$ 83,575 Q1 2019 Activity 149 $ 15.63 $ 2,333 (2,333) Total 2019 Activity 149 $ 15.63 $ 2,333 $ 81,242 33

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED DILUTED EARNINGS PER SHARE Q1 2019 Q1 2018 (In thousands, except per share data) Amount Diluted EPS Amount Diluted EPS Reported Net Income and Diluted Earnings Per Share from Continuing Operations$ 42,349 $ 0.99 $ (2,014) $ (0.05) Pre-tax Adjustments: (Gain) Loss on Franchise Disposals (46,680) (1,190) Executive Transition Costs (1) 6,264 - Long-Term Compensation Charges - 9,189 Impairment Charges 1,926 3,643 Lease Exit Charges - 4,814 Legal Related Matters - 1,500 Total Pre-tax Adjustments$ (38,490) $ 17,956 Tax Effect of Adjustments 12,902 (4,893) Adjusted Net Income and Diluted Earnings Per Share from Continuing Operations $ 16,761 $ 0.39 $ 11,049 $ 0.26 (1) $6.0 million of Q1 2019 amount is not deductible for tax purposes. 35

ADJUSTED EBITDA – CONSOLIDATED LTM (In thousands) 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Net Income$ 76,254 $ 89,101 $ 81,618 $ 97,217 $ 86,311 $ 93,193 $ 92,983 $ 51,650 $ 96,066 Non-Floor Plan Interest 63,576 58,453 55,356 52,269 49,524 48,034 50,531 52,049 51,337 Depreciation and Amortization 51,164 52,616 58,139 62,161 72,130 81,034 92,127 96,652 95,398 Income Taxes 46,907 47,648 43,386 62,346 55,962 59,899 13,198 22,645 43,490 Stock Compensation 3,698 5,160 7,208 7,675 9,814 11,165 11,119 11,853 11,705 Lease Exit Charges 4,384 4,286 2,915 302 1,848 1,386 2,157 1,709 (3,531) Impairment Charges 1,151 950 9,872 6,594 17,955 8,063 9,394 29,514 27,823 Loss (Gain) on Debt Extinguishment 1,107 19,713 28,238 - - (6) 14,607 - - Long-Term Compensation Charges - - - - - - - 32,522 23,333 Loss (Gain) on Franchise Disposals 386 (10,343) 457 (11,279) (2,748) 48 (9,980) (39,307) (84,866) Adjusted EBITDA$ 248,627 $ 267,584 $ 287,189 $ 277,285 $ 290,796 $ 302,816 $ 276,136 $ 259,287 $ 260,755 36

ADJUSTED EBITDA BY SEGMENT – Q1 2019 VS. Q1 2018 Q1 2019 Q1 2018 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 42,349 $ (128) $ 42,221 $ (2,014) $ (180) $ (2,194) Income Taxes 18,987 (52) 18,935 (1,842) (67) (1,910) Income Before Income Taxes$ 61,156 $ 180 $ 61,336 $ (180) $ 61,157 $ 10,830 $ (14,686) $ (3,856) $ (248) $ (4,104) Non-Floor Plan Interest 11,829 433 12,262 - 12,262 12,469 389 12,858 115 12,973 Depreciation and Amortization 20,823 2,417 23,240 - 23,240 22,829 1,667 24,496 - 24,496 Stock Compensation 2,814 - 2,814 - 2,814 2,962 - 2,962 - 2,962 Lease Exit Charges (170) - (170) - (170) 4,955 7 4,961 109 5,070 Impairment Charges 26 1,926 1,952 - 1,952 3,561 82 3,643 - 3,643 Loss (Gain) on Debt Extinguishment - - - - - - - - - - Long-Term Compensation Charges - - - - - - 9,189 9,189 - 9,189 Loss (Gain) on Franchise Disposals (46,750) - (46,750) - (46,750) (1,190) - (1,190) - (1,190) Adjusted EBITDA$ 49,728 $ 4,957 $ 54,685 $ (180) $ 54,505 $ 56,415 $ (3,353) $ 53,063 $ (24) $ 53,038

ADJUSTED EBITDA BY SEGMENT – Q4 2018 VS. Q4 2017 Q4 2018 Q4 2017 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 21,981 $ (161) $ 21,820 $ 62,128 $ (176) $ 61,952 Income Taxes 9,212 (60) 9,152 (8,283) (116) (8,399) Income Before Income Taxes$ 37,388 $ (6,195) $ 31,192 $ (221) $ 30,971 $ 58,441 $ (4,596) $ 53,846 $ (293) $ 53,553 Non-Floor Plan Interest 12,902 423 13,325 89 13,414 12,441 284 12,725 123 12,847 Depreciation and Amortization 21,087 2,210 23,297 - 23,297 22,598 1,354 23,953 - 23,953 Stock Compensation 1,264 - 1,264 - 1,264 2,217 - 2,217 - 2,217 Lease Exit Charges (1,080) 4 (1,077) 89 (987) 16 8 23 118 141 Impairment Charges 14,053 1,500 15,553 - 15,553 5,890 188 6,079 - 6,079 Loss (Gain) on Debt Extinguishment - - - - - - - - - - Long-Term Compensation Charges - - - - - - 1,271 1,271 - 1,271 Loss (Gain) on Franchise Disposals (158) - (158) - (158) (1,507) - (1,507) (6) (1,513) Adjusted EBITDA$ 85,456 $ (2,059) $ 83,397 $ (43) $ 83,355 $ 100,095 $ (1,490) $ 98,605 $ (58) $ 98,548

ADJUSTED EBITDA BY SEGMENT – Q3 2018 VS. Q3 2017 Q3 2018 Q3 2017 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 15,301 $ (183) $ 15,118 $ 19,730 $ (290) $ 19,440 Income Taxes 7,330 (69) 7,262 14,126 (192) 13,935 Income Before Income Taxes$ 28,087 $ (5,455) $ 22,632 $ (252) $ 22,380 $ 38,723 $ (4,866) $ 33,856 $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 12,702 98 12,800 12,117 262 12,379 132 12,510 Depreciation and Amortization 22,141 1,999 24,139 - 24,139 22,136 1,360 23,496 - 23,496 Stock Compensation 4,578 - 4,578 - 4,578 3,179 - 3,179 - 3,179 Lease Exit Charges 24 5 29 103 132 (181) 9 (173) 362 189 Impairment Charges 0 - 0 - 0 200 - 200 - 200 Loss (Gain) on Debt Extinguishment - - - - - (0) - (0) - (0) Long-Term Compensation Charges - - - - - - - - - - Loss (Gain) on Franchise Disposals 88 - 88 - 88 (8,490) - (8,490) - (8,490) Adjusted EBITDA$ 67,198 $ (3,029) $ 64,169 $ (50) $ 64,119 $ 67,684 $ (3,236) $ 64,448 $ 12 $ 64,460

ADJUSTED EBITDA BY SEGMENT – Q2 2018 VS. Q2 2017 Q2 2018 Q2 2017 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 17,122 $ (216) $ 16,905 $ 12,314 $ (183) $ 12,132 Income Taxes 8,223 (81) 8,142 7,955 (118) 7,837 Income Before Income Taxes$ 53,176 $ (27,832) $ 25,344 $ (297) $ 25,047 $ 28,088 $ (7,818) $ 20,270 $ (301) $ 19,969 Non-Floor Plan Interest 12,349 406 12,755 106 12,862 11,889 252 12,140 139 12,280 Depreciation and Amortization 22,801 1,919 24,720 - 24,720 21,385 1,310 22,695 - 22,695 Stock Compensation 3,049 - 3,049 - 3,049 3,138 - 3,138 - 3,138 Lease Exit Charges (2,618) 6 (2,612) 106 (2,506) 399 675 1,074 139 1,213 Impairment Charges 10,317 - 10,317 - 10,317 890 1,715 2,605 - 2,605 Loss (Gain) on Debt Extinguishment - - - - - 0 - 0 - 0 Long-Term Compensation Charges - 23,333 23,333 - 23,333 - - - - - Loss (Gain) on Franchise Disposals (38,047) - (38,047) - (38,047) - - - - - Adjusted EBITDA$ 61,028 $ (2,168) $ 58,860 $ (84) $ 58,776 $ 65,789 $ (3,866) $ 61,923 $ (22) $ 61,901

ADJUSTED EBITDA BY SEGMENT – Q1 2017 Q1 2017 Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Net Income$ (20) $ (521) $ (541) Income Taxes 173 (347) (174) Income Before Income Taxes$ 5,726 $ (5,573) $ 152 $ (868) $ (715) Non-Floor Plan Interest 12,568 172 12,740 153 12,893 Depreciation and Amortization 20,798 1,185 21,983 - 21,983 Stock Compensation 2,585 - 2,585 - 2,585 Lease Exit Charges 26 - 26 588 614 Impairment Charges 510 - 510 - 510 Loss (Gain) on Debt Extinguishment 14,607 - 14,607 - 14,607 Long-Term Compensation Charges - - - - - Loss (Gain) on Franchise Disposals 24 - 24 - 24 Adjusted EBITDA$ 56,843 $ (4,216) $ 52,627 $ (127) $ 52,500